1



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 31, 2003

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                           95-4479735
         ----------                                      --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                       -------------------------------------
                    (Address of Principal Executive Offices)

                                  Registrant's telephone number, including area
code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 2

Item 5. Other Events and Regulation FD Disclosure

     On April 4, 2003, The Sports Club Company, Inc. (the "Company") announced that it has received a "going private" proposal from a group consisting of four of its principal stockholders and a private equity fund to purchase all outstanding shares of the Company's common stock not owned by these and certain other stockholders for a cash price of $3.00 per share. The offer was submitted to the special committee of the Company's Board of Directors which, together with its financial advisor, RBC Dain Rauscher (a unit of RBC Capital Markets), will evaluate the offer on behalf of the public stockholders.

     All statements in this report other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this report. The forward looking statements speak only as of the date of this report, and the Company expressly disclaims any obligation to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or in any events, conditions or circumstances on which any such forward looking statement is based.

Item 7. Financial Statements and Exhibits

(a) Financial Statements

         Not Applicable

(b) Pro Forma Financial Information

         Not Applicable

(c) Exhibits

     99.1 Press Release Dated April 4, 2003, "The Sports Club Company Announces Going Private Proposal."

     99.2 Supplemental Indenture dated as of March 28, 2003, between the Company, the Subsidiary Guarantors (as defined in the Supplemental Indenture) and U.S. Bank Trust National Association as trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 4, 2003                        THE SPORTS CLUB COMPANY, INC.


                                             By:      /s/ Timothy O'Brien
                                             ----------------------------------
                                             Timothy O'Brien,
                                             Chief Financial Officer

                                                                   EXHIBIT 99.1


                                  NEWS RELEASE



For Immediate Release                                     CONTACT:
                                                          Rex Licklider, Co-CEO
                                                          (310) 479-5200


                     THE SPORTS CLUB COMPANY, INC. ANNOUNCES
                             GOING PRIVATE PROPOSAL


LOS ANGELES, CA (April 4, 2003) -- The Sports Club Company, Inc. (AMEX: SCY) today announced that it has received a "going private" proposal from four of its principal stockholders and a private equity fund. The proposal contemplates the purchase of all outstanding shares of the Company's common stock, other than shares held by such principal stockholders and certain management personnel and other specified stockholders, for a cash price of $3.00 per share. The closing price of the Company's common stock on the American Stock Exchange on April 3, 2003, was $2.40 per share.

As previously disclosed, the Company formed a Special Committee of its Board of Directors to address various strategic transactions involving the Company, including a possible "going private" transaction in which one or more of its principal stockholders might participate. Accordingly, the proposal has been submitted to the Special Committee which, together with its independent financial advisor, RBC Dain Rauscher (a unit of RBC Capital markets), will consider the proposal on behalf of the public stockholders. The proposal is not binding on the Company.

The stockholder group making the proposal consists of Rex A. Licklider ("Licklider") and D. Michael Talla, Co-Chief Executive Officers; affiliates of Millennium Partners ("Millennium"); and Kayne Anderson Capital Advisors L.P. and certain affiliates. Funding for the purchase of the Company's common stock will be provided by Palisade Concentrated Equity Partnership, L.P., Licklider and
Millennium. The "going private" transaction will be effected by means of a merger and therefore contemplates the negotiation and execution of a definitive merger agreement, which will require approval by the Special Committee and the Company's stockholders and will contain customary terms and conditions for transactions of this type. Pending the execution of any such merger agreement, the Company's stockholders and others considering trading in its securities should recognize that the Special Committee has just begun the process of considering the proposal, and that while it plans to respond to the proposal in a timely manner, no definitive time frame has been determined and no assurance can be given that the transactions described in the proposal will ultimately be consummated.

The Sports Club Company, Inc., based in Los Angeles, California, owns and operates luxury sports and fitness complexes nationwide under the brand name, "The Sports Club/LA."

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Forward-looking statements, which are based on management's current expectations, are generally identifiable by the use of such terms as "may," "will," "expects," "believes," and similar expressions and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. These forward-looking statements only speak as of the date of this press release. The Sports Club Company expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements contained herein to reflect any change in management's expectations with regard thereto or any change in events, conditions or circumstances on which any such forward-looking statement is based.

                                       ###

                                                                   EXHIBIT 99.2


                             SUPPLEMENTAL INDENTURE

     This Supplemental Indenture (the "Supplemental Indenture") is made and entered into as of this 28 day of March, 2003, by and among The Sports Club Company, Inc., a Delaware corporation (the "Company"), the Subsidiary Guarantors (as defined in the Indenture [defined below]), and U.S. Bank Trust National Association, a national banking association, as trustee (the "Trustee"), with reference to the following:

     A. The Company, the Subsidiary Guarantors and the Trustee are parties to an Indenture dated as of April 1, 1999 (the "Indenture"), pursuant to which the Company issued $100,000,000 principal amount of its 11 3/8% Senior Secured Notes due 2006 (the "Notes"). The Notes are held by a number of Holders; the two largest groups of Holders are (i) the following funds managed, advised or sub-advised by affiliates of the TCW Group, Inc.: TCW Leveraged Income Trust, L.P.; TCW Leveraged Income Trust II, L.P.; TCW LINC III CBO Ltd.; TCW Leveraged Income Trust IV, L.P.; Crescent/MACH I Partners, L.P.; AIMCO CDO, Series 2000-A; TCW GEMV, Limited; Playa II Emerging Market CBO Limited; TCW Shared Opportunity Fund II, L.P.; TCW Shared Opportunity Fund II B LLC; and TCW Shared Opportunity Fund III, L.P. (collectively the "TCW Funds"), and (ii) the following funds managed by affiliates of Massachusetts Mutual ("Mass Mutual") Mass Mutual/Darby CBO LLC, Somers CDO, Limited, SAAR Holdings CDO, Limited, Perseus CDO I, Limited, Simbsbury CLO, Limited, Mass Mutual High Yield Partners II LLC and Mass Mutual Corporate Value Partners Limited; the TCW Funds and Mass Mutual collectively own approximately sixty percent (60%) of the aggregate principal amount of outstanding Notes.

     B. The Company's Board of Directors has approved the creation of a special committee (the "Special Committee") to investigate various strategic alternatives, including the possibility of a "going private" transaction in which certain of the Company's principal shareholders would participate (the "Proposed Transaction"). In connection with such formation, the Special
Committee has engaged the services of independent legal counsel and a nationally-recognized investment bank to advise it in connection with any Proposed Transaction in which any of the Principal Shareholders (as defined below) may participate, including the delivery of a fairness opinion.

     C. Given the number of shares of the Company's common stock, $0.01 par value ("Common Stock"), owned of record or beneficially by Millennium Entertainment Partners, L.P., and its affiliates; D. Michael Talla; Rex A. Licklider; and Kayne Anderson Capital Advisors (collectively, the "Principal Shareholders"), it might be claimed that the Principal Shareholders reaching agreement on a term sheet or other proposal regarding the Proposed Transaction would constitute a "Change of Control," as defined in the Indenture.

     D. In order to permit the Principal Shareholders to engage in discussions for the purpose of putting together a proposal regarding, and negotiating the terms and conditions of, the Proposed Transaction, the Company wishes to amend the Indenture to modify the Change of Control provisions for a period of one hundred eighty (180) days from and after the date of this Supplemental Indenture, and the Trustee is willing to amend the Indenture to allow for such modification and amendment, subject to the terms and conditions set forth in this Supplemental Indenture.

     E. Pursuant to Section 9.2 of the Indenture, the Trustee, the Subsidiary Guarantors and the Company have the right to execute and deliver this Supplemental Indenture to amend the Indenture as described in Recital D above if such amendment is approved or consented to by Holders of at least a majority of the principal amount of the Notes outstanding, and the TCW Funds and Mass Mutual (who collectively hold approximately 60% of the principal amount of outstanding Notes) are willing to consent to this Supplemental Indenture.

                                A G R E E M E N T

     In consideration of the recitals, and the mutual covenants and agreements hereinafter set forth, the Company, the Subsidiary Guarantors and the Trustees mutually covenant and agree for the benefit of the Holders of the Notes as follows:

     1. Recitals; Definitions. The terms and conditions set forth in the Recitals shall be deemed a part of this Supplemental Indenture as if set forth in a numbered paragraph hereof. Unless otherwise defined herein, capitalized words or terms appearing in this Supplemental Indenture shall have the meanings given to them in the Indenture.

     2. Term. The term of this Supplemental Indenture shall commence on the date hereof and shall terminate and expire as of 5:00 p.m., P.D.T., on September 24, 2003 (the "Term"). Upon the expiration of the Term, except for its application to events which occurred during the Term, this Supplemental Indenture shall be of no further force or effect, and the terms and provisions of the Indenture shall continue to apply as if this Supplemental Indenture were never effective.

     3. Modification of Change of Control Provision.


     (a) Subject to the terms of subsection (b) hereof, the Change of Control provisions of the Indenture will not apply, or be effective with respect to any of the following which have occurred during the Term: (i) any discussions, understandings or agreements by and among the Principal Shareholders, or any of them, relating to or in contemplation of a Proposed Transaction, whether or not such discussions, understandings or agreements involve other Persons or whether such Principal Shareholders (including any such other Persons) file, or are required to file, with the Commission a Schedule 13D or 14D in connection therewith, (ii) the preparation and submission to the Company of a term sheet, letter of intent or other written proposal setting forth the terms and conditions under which one or more of the Principal Shareholders (or any Affiliates thereof) are prepared to consummate the Proposed Transaction, or
(iii) the negotiation, execution and delivery of a definitive purchase agreement by one or more of the Principal Shareholders or their Affiliates relating to the Proposed Transaction.

     (b) Anything in subsection (a) to the contrary notwithstanding, the Change of Control provisions of the Indenture will apply to the consummation of the Proposed Transaction pursuant to and in accordance with the Indenture to the extent that such provisions would otherwise apply thereto, including, without limiting the generality of the foregoing, any obligation to make a Change of Control Offer pursuant to Section 4.14 of the Indenture prior to the consummation of the Proposed Transaction that would otherwise be applicable.

     4. No Other Changes. Except as expressly set forth in this Supplemental Indenture, the terms of the Indenture shall continue in full force and effect in accordance with its terms.

     5. Miscellaneous. This Supplemental Indenture (together with the Indenture) represents the entire agreement and understanding between the parties hereto with respect to this Supplemental Indenture and supersedes all prior and contemporaneous written and oral negotiations, discussions and agreements; shall be binding on, and inure to the benefit of, the parties hereto and their respective successors, assigns and legal representatives; and may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Indenture on the date first written above.

                                            Company:


                                            THE SPORTS CLUB COMPANY, INC.

                                            By: /s/ Timothy O'Brien
                                            ------------------------------------
                                            ------------------------------------
                                            Name: Timothy O'Brien
                                            Title: Chief Financial Officer


                                            Trustee:


                                            U.S. BANK TRUST NATIONAL ASSOCIATION


                                            By: /s/ Richard Prokosch
                                            ------------------------------------
                                            ------------------------------------
                                            Name: Richard H. Prokosch
                                            Title: Vice President



                                            Subsidiary Guarantors:


                                           (See Signature Pages Attached hereto)




SCC DEVELOPMENT COMPANY                           LA/IRVINE SPORTS CLUBS, LTD.

                                        By:    Sports Club, Inc. of California,
                                               jits general partner
By:     /s/ Timothy O'Brien
        -------------------------
Name:   Timothy O'Brien
Title:  Chief Financial Officer         By:    /s/ Timothy O'Brien
                                               --------------------------------
                                               Name:    Timothy O'Brien
                                               Title:   Chief Financial Officer
SCC NEVADA, INC.

                                               PONTIUS REALTY, INC.
By:     /s/ Timothy O'Brien
        ------------------------
Name:   Timothy O'Brien
Title:  Chief Financial Officer          By:    /s Timothy O'Brien
                                                 ------------------------------
                                                 Name:  Timothy O'Brien
                                                 Title: Chief Financial Officer
HFA SERVICES, INC.


By:     /s/ Timothy O'Brien                  SCC SPORTS CLUB, INC.
        ------------------------
Name:   Timothy O'Brien
Title:  Chief Financial Officer
                                           By:   /s/ Timothy O'Brien
                                                 ------------------------------
                                           Name:  Timothy O'Brien
                                           Title: Chief Financial Officer
IRVINE SPORTS CLUB, INC.


By:    /s/ Timothy O'Brien
       -------------------------
Name:  Timothy O'Brien
Title: Chief Financial Officer

SEPULVEDA REALTY AND DEVELOPMENT COMPANY, INC.    TVE, INC.


By:     /s/ Timothy O'Brien              By:       /s/ Timothy O'Brien
        -----------------------                    ---------------------------
        -----------------------
Name:   Timothy O'Brien                  Name:     Timothy O'Brien
Title:  Chief Financial Officer          Title:    Chief Financial Officer


SF SPORTS CLUB, INC.                            SCC CALIFORNIA, INC.


By:     /s/ Timothy O'Brien              By:       /s/ Timothy O'Brien
        -----------------------                    ---------------------------
        -----------------------
Name:   Timothy O'Brien                  Name:     Timothy O'Brien
Title:  Chief Financial Officer          Title:    Chief Financial Officer


SCC REALTY COMPANY                       THE SPORTS CONNECTION HOLDING COMPANY


By:     /s/ Timothy O'Brien              By:       /s/ Timothy O'Brien
        -----------------------                    ---------------------------
        -----------------------
Name:   Timothy O'Brien                  Name:     Timothy O'Brien
Title:  Chief Financial Officer          Title:    Chief Financial Officer


SPORTS CLUB, INC. OF CALIFORNIA         THE SPORTSMED COMPANY, INC.


By:     /s/ Timothy O'Brien              By:       /s/ Timothy O'Brien
        -----------------------                    ---------------------------
        -----------------------
Name:   Timothy O'Brien                  Name:     Timothy O'Brien
Title:  Chief Financial Officer          Title:    Chief Financial Officer


TALLA NEW YORK, INC.                     WASHINGTON D.C. SPORTS CLUB, INC.


By:     /s/ Timothy O'Brien              By:       /s/ Timothy O'Brien
        ------------------------                   ---------------------------
        ------------------------
Name:   Timothy O'Brien                    Name:     Timothy O'Brien
Title:  Chief Financial Officer            Title:    Chief Financial Officer


                                           NY SPORTS CLUB, INC.


                                           By:       /s/ Timothy O'Brien
                                                     -------------------------
                                           Name:     Timothy O'Brien
                                           Title:    Chief Financial Officer